                                                                     EXHIBIT 3.3



                           [THE STATE OF TEXAS SEAL]



                            CERTIFICATE OF AMENDMENT

                                      FOR

                           SUMMIT TECHNOLOGIES, INC.
                            CHARTER NUMBER 01455846


     THE UNDERSIGNED, AS SECRETARY OF STATE OF THE STATE OF TEXAS, HEREBY CERTIFIES THAT THE ATTACHED ARTICLES OF AMENDMENT FOR THE ABOVE NAMED ENTITY HAVE BEEN RECEIVED IN THIS OFFICE AND ARE FOUND TO CONFORM TO LAW.

     ACCORDINGLY THE UNDERSIGNED, AS SECRETARY OF STATE, AND BY VIRTUE OF THE AUTHORITY VESTED IN THE SECRETARY BY LAW, HEREBY ISSUES THIS CERTIFICATE OF AMENDMENT.

DATED JAN. 23, 1998

EFFECTIVE JAN. 23, 1998


[THE STATE OF TEXAS SEAL]




                                         /s/ ALBERTO R. GONZALES
                                         ---------------------------------------
                                         Alberto R. Gonzales, Secretary or State


                                                                     Exhibit 3.3
                                                               Page 1 of 5 Pages

                   AMENDMENT TO THE ARTICLES OF INCORPORATION
                          -SUMMIT TECHNOLOGIES, INC.-     [FILED IN THE OFFICE
                                                          OF THE SECRETARY OF
                                                          STATE OF TEXAS
     1.   Article four is amended to read as follows:     JAN 23 1998
                                                          CORPORATIONS SECTIONS]
               "The aggregate number of shares which
               the corporation shall have authority to
               issue is ten million (10,000,000) shares."

     2.   The shares have no par value.

     3. This amendment is adopted by the board of directors as of January 20, 1998.

     4.   As of the above date no shares have been issued.

     5.   This amendment is adopted by the corporations' board of directors.

     6.   This amendment does not effect a change in stated capital.



     /s/ B. KEITH PARKER                 January 20, 1998
     ---------------------------------     --------------------------
     B. Keith Parker
     Chairman/CEO



          Corporate Seal


State of Texas
County of Gregg


Before me, the undersigned, a Notary Public on this day personally appeared B. Keith Parker, known to me, to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said Summit Technologies, Inc. a corporation, and that he had executed the same as the act of such corporation for the purpose and consideration therein expressed, and in the capacity therein stated.

Given under my hand and seal of office, this 20th day of January, A.D. 1998


[NOTARY PUBLIC SEAL]                            /s/ JENNIFER L. WOOLBERT
                                                 -------------------------------
JENNIFER L. WOOLBERT                             Notary Public, State of Texas
NOTARY PUBLIC
STATE OF TEXAS                                   Jennifer L. Woolbert
COMM. EXP. 07-25-2001                            -------------------------------
                                                 Print name of Notary Public


My commission expires the 25th day of July, 2001.


                                                                     Exhibit 3.3
                                                               Page 2 of 5 Pages

                           [THE STATE OF TEXAS SEAL]


                               THE STATE OF TEXAS
                               SECRETARY OF STATE


                          CERTIFICATE OF INCORPORATION

                                       OF

                           SUMMIT TECHNOLOGIES, INC.
                            CHARTER NUMBER 01455846



     THE UNDERSIGNED, AS SECRETARY OF STATE OF THE STATE OF TEXAS, HEREBY CERTIFIES THAT THE ATTACHED ARTICLES OF INCORPORATION FOR THE ABOVE NAMED CORPORATION HAVE BEEN RECEIVED IN THIS OFFICE AND ARE FOUND TO CONFORM TO LAW.

     ACCORDINGLY, THE UNDERSIGNED, AS SECRETARY OF STATE, AND BY VIRTUE OF THE AUTHORITY VESTED IN THE SECRETARY BY LAW, HEREBY ISSUES THIS CERTIFICATE OF INCORPORATION.

     ISSUANCE OF THIS CERTIFICATE OF INCORPORATION DOES NOT AUTHORIZE THE USE OF A CORPORATE NAME IN THIS STATE IN VIOLATION OF THE RIGHTS OF ANOTHER UNDER THE FEDERAL TRADEMARK ACT OF 1946, THE TEXAS TRADEMARK LAW, THE ASSUMED BUSINESS OR PROFESSIONAL NAME ACT OR THE COMMON LAW.

DATED AUG. 14, 1997

EFFECTIVE AUG. 14, 1997


[THE STATE OF TEXAS SEAL]


/s/  ANTONIO O. GARZA
-----------------------------------------
Antonio O. Garza, Jr., Secretary of State



                                                                     EXHIBIT 3.3
                                                               page 3 of 5 Pages

                                                               FILED
                                                        In the Office of the
                                                     Secretary of State of Texas
                                                             AUG 14 1997
                                                        Corporations Section

               ==================================================


                           ARTICLES OF INCORPORATION

                                       OF

                           SUMMIT TECHNOLOGIES, INC.


               ==================================================





                                  ARTICLE ONE

     The name of the Corporation is SUMMIT TECHNOLOGIES, INC.


                                  ARTICLE TWO

     The period of its duration is perpetual.

                                 ARTICLE THREE

     The purpose for which the Corporation is organized is the transaction of any and all lawful business for which a corporation may be incorporated under the Texas Business Corporation Act.

                                  ARTICLE FOUR

     The aggregate number of shares which the Corporation shall have authority to issue is One Hundred Thousand (100,000). The shares shall have no par value.

                                  ARTICLE FIVE


     The Corporation will not commence business until it has received for the issuance of its shares consideration of the value of $1,000.00, consisting of money, labor done or property actually received.





               --------------------------------------------------

                          ARTICLES OF INCORPORATION OF
                       SUMMIT TECHNOLOGIES, INC., PAGE 1


                                                                     Exhibit 3.3
                                                               Page 4 of 5 Pages

                                  ARTICLE SIX


     The street address of its initial Registration Office, and the name of its initial Registered Agent at this address, is as follows:


                                   B. Keith Parker
                                   414 East Loop 281 Suite 14
                                   Longview, Texas 75605


                                 ARTICLE SEVEN

     The number of initial Directors is two. The names and addresses of the initial directors are:

                                   B. Keith Parker
                                   414 East Loop 281 Suite 14
                                   Longview, Texas 75605

                                   E. J. SULA
                                   20430 Imperial Valley Drive Suite 1515
                                   Houston, Texas 77073



                                 ARTICLE EIGHT


     The name and address of the Incorporator is:

                                   Marilyn S. Hershman
                                   408 W. 17th Street, Suite 101
                                   Austin, Texas 78701-1207
                                   (512) 474-2002

     IN WITNESS WHEREOF: I have hereunto set my hand this 14th day of August, 1997.



                                               /s/ MARILYN S. HERSHMAN
                                               ---------------------------------
                                               Marilyn S. Hershman, Incorporator






            -------------------------------------------------------

                          ARTICLES OF INCORPORATION OF
                       SUMMIT TECHNOLOGIES, INC., PAGE 2

                                                                     EXHIBIT 3.3
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